Supplement, dated October 15, 2018

to

Prospectus, dated May 1, 2005, as supplemented,

for the

Farmers Variable Annuity I

issued by

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your Farmers Variable Annuity I contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference. For convenience, this Supplement uses the same definitions as the Prospectus, except as otherwise noted.

1.	SUBACCOUNT CLOSURES

Effective October 15, 2018, the following Subaccounts of the ZALICO Variable Annuity Separate Account are closed to further investment (“Closed Subaccounts”):

•	Templeton Developing Markets VIP Fund

•	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (formerly PIMCO Foreign Bond Portfolio)

•	PIMCO Low Duration Portfolio

As a result of the closures, Contract owners are no longer able to allocate Purchase Payments or make transfers to the above-named Subaccounts, including through any automatic investment program, such as Dollar Cost Averaging, asset allocation, or automatic account rebalancing.

2.	ADDITIONAL SUBACCOUNTS AVAILABLE

Effective November 16, 2018, 13 new Subaccounts will be available as variable options under the Contract. These Subaccounts invest in the following Funds/Portfolios:

Invesco V.I. Managed Volatility Fund invests solely in Series I Shares of AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Investment Objective is capital appreciation and current income while managing portfolio volatility. The Investment Adviser is Invesco Advisers, Inc.

Alger Balanced Portfolio invests solely in Class I-2 Shares of The Alger Portfolios. The Investment Objective is current income and long term capital appreciation. The Investment Adviser is Fred Alger Management, Inc.

Alger Capital Appreciation Portfolio invests solely in Class I-2 Shares of The Alger Portfolios. The Investment Objective is long term capital appreciation. The Investment Adviser is Fred Alger Management, Inc.

DWS Equity 500 Index VIP (formerly Deutsche Equity 500 Index VIP) invests solely in Class A Shares of Deutsche DWS Investments VIT Funds (formerly Deutsche Investments VIT Funds). The Investment Objective is to replicate, as closely as possible, before the deduction of expenses, the performance of Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies. The Investment Adviser is DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.). Northern Trust Investments, Inc. is the subadvisor.

DWS Capital Growth VIP (formerly Deutsche Capital Growth VIP) invests solely in Class A Shares of DWS Variable Series I (formerly Deutsche Variable Series I). The Investment Objective is long-term growth of capital. The Investment Adviser is DWS Investment Management Americas, Inc.

DWS Global Small Cap VIP (formerly Deutsche Global Small Cap VIP) invests solely in Class A Shares of DWS Variable Series I. The Investment Objective is above-average capital appreciation over the long term. The Investment Adviser is DWS Investment Management Americas, Inc.

DWS Global Income Builder VIP (formerly Deutsche Global Income Builder VIP) invests solely in Class A Shares of DWS Variable Series II (formerly Deutsche Variable Series II). The Investment Objective is to maximize income while maintaining prospects for capital appreciation. The Investment Adviser is DWS Investment Management Americas, Inc. Deutsche Alternative Asset Management (Global) Limited is the subadvisor.

DWS Global Equity VIP (formerly Deutsche Global Equity VIP) invests solely in Class A Shares of DWS Variable Series II. The Investment Objective is capital appreciation. The Investment Adviser is DWS Investment Management Americas, Inc.

DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP) invests solely in Class A Shares of DWS Variable Series II. The Investment Objective is long-term capital appreciation. The Investment Adviser is DWS Investment Management Americas, Inc.

DWS International Growth VIP (formerly Deutsche Global Growth VIP and Deutsche International Growth VIP) invests solely in Class A Shares of DWS Variable Series II. The Investment Objective is long-term capital growth. The Investment Adviser is DWS Investment Management Americas, Inc.

DWS Multisector Income VIP (formerly Deutsche Unconstrained Income VIP and Deutsche Multisector Income VIP) invests solely in Class A Shares of DWS Variable Series II. The Investment Objective is high total return. The Investment Adviser is DWS Investment Management Americas, Inc. Deutsche Alternative Asset Management (Global) Limited is the subadvisor.

Dreyfus Investment Portfolios, MidCap Stock Portfolio invests solely in the Initial Share Class of Dreyfus Investment Portfolios. The Investment Objective is investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index (S&P 400). The Investment Adviser is The Dreyfus Corporation.

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. invests solely in the Initial Share Class of the Portfolio. The Investment Objective is long-term capital appreciation. The Investment Adviser is The Dreyfus Corporation. Newton Investment Management (North America) Limited, an affiliate of The Dreyfus Corporation, is the sub-adviser.

The Funds/Portfolios may not achieve their stated objectives. More detailed information, including a description of risks, fees, and expenses involved in investing in the Funds/Portfolios, appears in the Funds/Portfolios’ prospectuses and summary prospectuses, which are available upon request by calling toll-free: 1-888-882-3751. You should read the Fund/Portfolio prospectuses and summary prospectuses carefully before investing.

3.	UNIT VALUE ADJUSTMENTS

The following Subaccounts of the ZALICO Variable Annuity Separate Account offered under the Contract are also offered under the Scudder DestinationsSM Annuity issued by Zurich American Life Insurance Company:

1.	DWS Bond VIP (formerly Deutsche Bond VIP)

2.	DWS Core Equity VIP (formerly Deutsche Core Equity VIP)

3.	DWS CROCI® International VIP (formerly Deutsche CROCI® International VIP)

4.	DWS Government & Agency Securities VIP (formerly Deutsche Government & Agency Securities VIP)

5.	DWS Government Money Market VIP (formerly Deutsche Government Money Market VIP)

6.	DWS High Income VIP (formerly Deutsche High Income VIP)

7.	DWS CROCI® U.S. VIP (formerly Deutsche CROCI U.S. VIP)

8.	DWS Small Mid Cap Growth VIP (formerly Deutsche Small Mid Cap Growth VIP)

The Scudder DestinationsSM Annuity contracts are identical to the Farmers Variable Annuity I contracts except that they have different marketing names, different distribution arrangements, and some different Subaccounts.

For administrative convenience, the accumulation unit values of the above eight Subaccounts offered under the Farmers Variable Annuity I contracts will be adjusted to be the same as those under Scudder DestinationsSM Annuity, effective November 16, 2018. Corresponding adjustments will be made to the number of Subaccount units outstanding, so that the total value of an investment in any of these eight Subaccounts will not change.

For administrative convenience, because they are identical, the Farmers Variable Annuity I contracts and the Scudder DestinationsSM Annuity contracts will be the described in a combined prospectus starting on or about May 1, 2019.

CONTACT INFORMATION

Please call us toll -free at 1-888-882-3751 if you have any question concerning the foregoing or wish to provide us with updated allocation instructions. Representatives at our Service Center are available to assist you Monday through Friday between 8:30 a.m. and 6:00 p.m. Eastern time.